UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 27, 2005

Cendant Corporation

(Exact name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)

9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-99: INVESTOR PRESENTATION

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99 and incorporated herein by reference is an investor presentation given on October 27, 2005.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99	Investor presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
Date: October 27, 2005	By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, Law and Corporate Secretary

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 27, 2005

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Investor presentation